UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) : January 15, 2020

TEMIR CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213996	98-1321204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

Suite 1802-03,18/F, Strand 50, 50 Bonham Strand, Sheung Wan,

Hong Kong

(Address of Principal Executive Offices)

852-28527388

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of The Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TMRR	OTC Markets

Item 4.01. Changes in Registrant’s Certifying Accountant

The head office of Temir Corp. (the “Company”) has relocated from USA to Hong Kong. Therefore, on January 14, 2020, the Board of directors of the Company has decided to terminate the appointment of Michael Gillespie & Associates, PLLC (“MG”) as the auditor of the Company.

The audit reports provided by MG regarding the Company’s financial statements as of and for the years ended August 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports included an explanatory paragraph that described factors that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended August 31, 2019 and 2018, and in the subsequent interim period through January 14, 2020, the Company had no disagreement with MG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of MG, would have caused MG to make reference to the matter in their report.

There were no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K during the two fiscal years ended August 31, 2019 and 2018 or in the subsequent period through January 14, 2020.

The Company provided MG a copy of the above disclosures and requested MG to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. MG’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On January 14, 2020, the Company engaged Centurion ZD CPA & Co. (“CZD”) to serve as the Company's new independent registered public accounting firm. The decision to appoint CZD was unanimously approved by the Company’s Board of Directors, effective immediately.

During the years ended August 31, 2019 and 2018, and through January 14, 2020, neither the Company nor anyone on its behalf consulted CZD regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events

On January 14, 2019, the Company moved its head office to Suite 1802-03,18/F, Strand 50, 50 Bonham Strand, Sheung Wan, Hong Kong. The Company's telephone and fax numbers remain the same, phone : (852) 2852 7388, fax : (852) 2569 9608.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Michael Gillespie & Associates, PLLC dated January 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2020

Temir Corp.

By:	/s/ Brian Wong
Brian Wong
Chief Executive Officer

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